UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Amendment No. __
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under § 240.14a–12
PRINCIPAL REAL ASSET FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[X] No fee required
[ ] Fee paid previously with preliminary materials
[ ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

Principal Real Asset Fund 711 High Street, Des Moines, IA 50392 515 247 5111 tel
July __, 2024
Dear Shareholder:
We cordially invite you to attend an annual meeting of shareholders (including any adjournments or postponements, the "Meeting") of Principal Real Asset Fund (the "Fund"), an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and advised by Principal Global Investors, LLC, to be held on July 31, 2024, at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392.
The purpose of the Meeting is to elect new members to the Board of Trustees for the Fund and approve an amended and restated sub-advisory agreement, in addition to the transaction of such other business as may properly come before the Meeting.
Proposals Affecting the Fund. Shareholders of the Fund are being asked to:
•Elect Danielle E. Davis, Shane C. Goodwin, James E. Stueve, and Barbara Wenig to the Fund's Board of Trustees; and
•Approve an amended and restated sub-advisory agreement with Principal Real Estate Investors, LLC.
Enclosed you will find a Notice of Annual Meeting of Shareholders, a Proxy Statement, and the proxy card(s) for shares of the Fund you owned as of the close of business on June 24, 2024, the record date for the Meeting. The Proxy Statement provides background information and describes in detail the proposals to be voted on at the Meeting.
The Fund's Board of Trustees has approved the proposals and recommends that you vote “For” the proposals.
For your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then vote your shares in one of the following three ways:
By Internet: Follow the instructions located on your proxy card(s). Be sure you have your control number, as printed on your proxy card(s), available.
By Phone: The phone number is located on your proxy card(s). Be sure you have your control number, as printed on your proxy card(s), available when you call.
By Mail: Vote, sign, and date your proxy card(s) and return in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt prior to the Meeting.
By Attending: You may also vote your shares in person at the Meeting. Shareholders may call 1-800-222-5852 to obtain instructions on how to attend the Meeting and vote their shares in person.
We appreciate you taking the time to respond to this matter. Your vote is important. If you have questions regarding the Meeting or these proxy materials, please call 1-800-222-5852.

Sincerely,

Kamal Bhatia
Trustee, Chair, President, and Chief Executive Officer
Principal Real Asset Fund

PRINCIPAL REAL ASSET FUND
711 High Street
Des Moines, Iowa 50392
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders:
An Annual Meeting of Shareholders of Principal Real Asset Fund (the "Fund") will be held at 801 Grand Avenue, Des Moines, Iowa 50392 on July 31, 2024, at 10:00 a.m. Central Time (including any adjournments or postponements, the “Meeting”). This Meeting is being held to consider and vote on the following matters as well as any other business that may properly come before the Meeting:
•Elect Danielle E. Davis, Shane C. Goodwin, James E. Stueve, and Barbara Wenig to the Fund's Board of Trustees; and
•Approve an amended and restated sub-advisory agreement with Principal Real Estate Investors, LLC.
A Proxy Statement providing information about the above proposals to be voted on at the Meeting is included with this Notice.
Each Fund shareholder of record as of the close of business on June 24, 2024, the record date for the Meeting, is entitled to notice of and to vote at the Meeting. Shareholders may vote their shares, change their vote, and revoke their proxy at any time before it is voted at the Meeting by following the procedures outlined in the accompanying Proxy Statement.
The Fund's Board of Trustees has approved the proposals and recommends that you vote “For” the proposals.
Your vote is important. No matter how many shares you own, please vote. To save the Fund from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Trustees

Beth C. Wilson
Vice President and Secretary
Dated: July __, 2024	Principal Real Asset Fund
Important Notice Regarding Availability of Proxy Materials
for the Annual Meeting of Shareholders
to be Held on July 31, 2024.
_________________
The Notice of Annual Meeting of Shareholders, Proxy Statement, and Form of Proxy Card
are available on the Internet at: www.proxyvote.com.

PRINCIPAL REAL ASSET FUND
711 High Street
Des Moines, Iowa 50392
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 31, 2024
_________________
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Principal Real Asset Fund (the "Fund") to be used at an Annual Meeting of Shareholders of the Fund on July 31, 2024, at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392 (including any adjournments or postponements, the “Meeting”). This Proxy Statement and the accompanying form of proxy card will be sent to Fund shareholders on or about July 15, 2024. Fund shareholders of record as of the close of business on June 24, 2024, are entitled to vote on the proposals, as set forth below.
The Fund is a Delaware statutory trust and a closed-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is operated as an interval fund.
Principal Global Investors, LLC ("PGI") is the investment advisor and fund administrator to the Fund. Principal Funds Distributor, Inc. ("PFD") is the distributor for all share classes of the Fund. PGI and PFD are indirect, wholly owned subsidiaries of Principal Financial Group, Inc. The address of PGI and PFD is in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.
The Fund will furnish, without charge, copies of its most recent annual and semi-annual shareholder reports to any shareholder upon request. To obtain a copy of a report, please contact the Fund by calling the Shareholder Services Department toll free at 1-800-222-5852 or by writing to the Fund at Principal Real Asset Fund, P.O. Box 219971, Kansas City, MO 64121-9971. Copies of the Fund's most recent annual and semi-annual shareholder reports can also be obtained at www.PrincipalAM.com/IntervalProspectuses.
Summary of Proposals: The Meeting is being held to consider the following two proposals:
Proposal 1:    Election of Danielle E. Davis, Shane C. Goodwin, James E. Stueve, and Barbara Wenig to the Fund's Board of Trustees; and
Proposal 2:    Approval of an amended and restated sub-advisory agreement with Principal Real Estate Investors, LLC ("Principal-REI").
VOTING INFORMATION
Voting Procedures. Please vote your shares by returning the enclosed proxy card(s) in the enclosed postage-paid envelope or by following the instructions on the proxy card(s) for voting by telephone or Internet. Shareholders who wish to attend the Meeting in person may call 1-800-222-5852 to obtain instructions on how to attend the Meeting and vote their shares in person.
If you properly complete and return the enclosed proxy card(s) (or if you give your proxy by telephone or Internet), the persons named on the card(s) as proxies will vote your shares as you indicate on the proxy card(s) (or as you instruct by telephone or Internet) or "For" approval of the proposal if you do not give an indication. You may change your vote or revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i) by sending a written notice of revocation to the Meeting Secretary of Principal Real Asset Fund, in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii) by submitting another properly signed proxy card at a later date to the Meeting Secretary of Principal Real Asset Fund, in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii) by submitting another proxy by telephone or Internet at a later date; or
(iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.

Voting Rights. Only Fund shareholders of record as of the close of business on June 24, 2024 (the “Record Date”), are entitled to notice of and to vote at the Meeting. The shareholders of the Fund and all share classes will vote together on each proposal. You are entitled to one vote on each proposal for each share of the Fund you hold, and fractional votes for fractional shares held.
The affirmative vote of a plurality of the shares voted at the Meeting is required for the election of a Trustee nominee under Proposal 1. Because there are four Trustees to be elected at the Meeting, the four nominees for Trustee receiving the highest number of votes cast at the Meeting will be elected. The nominees are running unopposed, so each nominee is expected to be elected as a Trustee because all nominees who receive votes in favor will be elected.
The approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present in person or by proxy at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (such lesser amount being a “Majority of the Outstanding Voting Securities”). Under this definition, Proposal 2 could be approved by as little as approximately one-third of the outstanding voting securities of the Fund.
The number of votes eligible to be cast at the Meeting with respect to the Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.
Quorum Requirements; Abstentions and Broker Non-Votes. A quorum must be present at the Meeting for the transaction of business. For each proposal, the presence in person or by proxy of one-third of the shares of the Fund outstanding as of the close of business on the Record Date constitutes a quorum.
Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on a proposal. As a result, with respect to (i) Proposal 1 requiring the affirmative vote of a plurality of shares cast at the Meeting, abstentions will have no effect on the outcome of such proposal, and (ii) Proposal 2 requiring the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against such proposal.
Broker non-votes, if any, will also be considered present for purposes of determining the existence of a quorum. The Fund understands that, under the rules of the New York Stock Exchange, brokers and nominees may, for certain "routine" matters, grant certain discretionary authority to the proxies identified on the proxy card to vote without instructions from their customers if no instructions have been received prior to the date specified in the broker's or nominee's requests for voting instructions. A "broker non-vote" occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine under the rules of the New York Stock Exchange. Proposal 2 may be considered non-routine, so your broker or nominee likely will not be permitted to vote your shares if it has not received instructions from you, resulting in broker non-votes. A broker non-vote on Proposal 2 will have the same effect as a vote against such proposal. Proposal 1 is considered routine under the rules of the New York Stock Exchange, so if you do not give your broker or nominee voting instructions on the Proposal, your broker or nominee may vote your shares in its discretion, resulting in no broker non-votes.
If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation Procedures. The Fund intends to solicit proxies by mail. Officers or employees of the Fund, PGI, or their affiliates may make additional solicitations by telephone, Internet, or personal contact. They will not be specially compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies. For those services, the Fund will reimburse them for their out-of-pocket expenses. The Fund has retained the services of a professional proxy soliciting firm, Broadridge Financial Solutions, Inc., to assist in soliciting proxies and provide other services in connection therewith and estimates that the aggregate cost of such services will be approximately $5,000.
Expenses of the Meeting. PGI, the Fund's investment advisor, will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

PROPOSAL 1
ELECTION OF DANIELLE E. DAVIS, SHANE C. GOODWIN, JAMES E. STUEVE, AND BARBARA WENIG
TO THE FUND'S BOARD OF TRUSTEES
The Board is recommending the approval of the election of Danielle E. Davis, Shane C. Goodwin, James E. Stueve, and Barbara Wenig (each, a "Nominee" and collectively, the "Nominees") to the Board of Trustees. Each Nominee has agreed to be named in this Proxy Statement and to serve if elected. If elected as Trustees, Ms. Wenig would be an "interested person" (as defined in the 1940 Act) of the Fund (an "Interested Trustee") and Ms. Davis and Messrs. Goodwin and Stueve would not be interested persons of the Fund (the "Independent Trustees").
If all Nominees are elected, the Fund's current Independent Trustees, Craig Damos, Katharin S. Dyer, Frances P. Grieb, Victor L. Hymes, Padelford L. Lattimer, Karen McMillan, Elizabeth A. Nickels, and Thomas A. Swank, and the Fund's current Interested Trustees, Kamal Bhatia and Kenneth A. McCullum, are expected to resign promptly from the Board, and the newly elected Nominees would constitute the entire membership of the Fund's Board of Trustees. This transition is expected to occur immediately after the election of the Nominees at the Meeting.
At a meeting on June 5, 2024, the Fund's Nominating and Governance Committee selected and recommended the nomination of each Nominee for election to the Fund's Board of Trustees. At a meeting on June 12, 2024, the Board, including the Independent Trustees, unanimously determined to submit each Nominee to the Fund's shareholders for election. At this June 12 meeting, the Board noted, among other things, that the Nominees already serve as the Board of Trustees of Principal Private Credit Fund I ("PPCF"), a registered closed-end interval fund managed and sponsored by PGI, PGI's recommendation to consolidate the oversight of its registered closed-end interval funds that have meaningful exposure to private assets to one Board, that upon election of the Nominees as Trustees of the Fund the Fund's current Trustees are expected to resign so that the Board of the Fund will consist of the same members as the Board of PPCF, and that the transition of the governance of the Fund to a Board of Trustees composed solely of the Nominees would not likely have an adverse effect on the Fund.
The following table presents certain information regarding the Nominees, including their positions held with the Fund Complex (which includes all registered investment companies advised by PGI and any affiliated person of PGI), principal occupations (which, unless specific dates are shown, are of more than five years duration) and other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for the Nominee who would be an Interested Trustee and those Nominees who would be Independent Trustees. The Nominees have not previously been elected Trustees by the Fund's shareholders.
As noted above, the Nominees currently constitute the entire Board of Trustees of PPCF. Each Nominee, if elected, will serve as a Trustee until the next annual meeting of shareholders or until such Trustee’s earlier death, resignation, or removal.

INDEPENDENT TRUSTEE NOMINEES
Name, Address, and Year of Birth	Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Danielle E. Davis 711 High Street Des Moines, IA 50392 1981	Trustee and Chair of Nominating and Governance Committee of PPCF (since 2024)	Head of Corporate Development and Strategy, Chainalysis (blockchain data company) (since 2022) Managing Director and Chief M&A Counsel, S&P Global (formerly, IHS Markit) (financial information company) (2018-2022)	1	None
Shane C. Goodwin 711 High Street Des Moines, IA 50392 1968	Trustee and Chair of Audit Committee of PPCF (since 2024)	Associate Dean & Professor, Cox School of Business at Southern Methodist University (since 2018) Managing Director, The Center for Global Enterprise (research and analytics) (2017-2023)	1	None
James E. Stueve 711 High Street Des Moines, IA 50392 1964	Trustee and Lead Independent Trustee of PPCF (since 2024)	Owner, Stueve Insights LLC (consulting services) (since 2018) Executive Vice President, AIG Financial Distributors (2019-2023)	1	Angel Oak Funds Trust (6) (2018-2019)
The following Trustee Nominee, if elected, would be considered to be an Interested Trustee because she is an affiliated person of PGI.

INTERESTED TRUSTEE NOMINEE
Name, Address, and Year of Birth	Positions Held with Fund Complex	Positions with PGI and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Barbara Wenig 711 High Street Des Moines, IA 50392 1972	Trustee, Chair, Chief Executive Officer and President of PPCF (since 2024)	Principal Financial Group* Executive Managing Director - Global Head of Operations and Services - Principal Asset Management (since 2021) Neuberger Berman Head of Client Platform (2018-2021)	1	None
Correspondence intended for the Board or for an individual Trustee may be sent to the attention of the Board or the individual Trustee at 711 High Street, Des Moines, Iowa 50392. All communications addressed to the Board or to an individual Trustee received by the Fund are forwarded to the full Board or to the individual Trustee.

Officers of the Fund
The following table presents certain information regarding the current officers of PPCF, the registered closed-end interval fund that the Nominees currently oversee. This table includes the officers' principal occupations (which, unless specific dates are shown, are of more than five years duration). It is likely that the Nominees, if elected as Trustees, will appoint the same individuals to serve as officers of the Fund. Officers serve at the pleasure of the Board.
These officers also serve as the current officers of the Fund. Kamal Bhatia, who is not listed here, currently serves as the Fund's Chief Executive Officer and President. It is likely, however, that the Nominees, if elected as Trustees, will appoint Barbara Wenig as Chief Executive Officer and President of the Fund as she already serves in that capacity with respect to PPCF. As a result, it is expected that Kamal Bhatia will not continue to serve as an officer of the Fund if the Nominees are elected as Trustees.

FUND OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
George Djurasovic 711 High Street Des Moines, IA 50392 1971	Vice President and General Counsel (since 2023)	Principal Financial Group* Vice President and General Counsel – Principal Asset ManagementSM (since 2022) Artisan Partners Limited Partnership Global Chief Compliance Officer (2013-2022)
Calvin Eib 711 High Street Des Moines, IA 50392 1963	Assistant Tax Counsel (since 2023)	Principal Financial Group* Counsel (since 2021) Transamerica Tax Counsel (2016-2021)
Beth Graff 711 High Street Des Moines, IA 50392 1968	Vice President and Assistant Controller (since 2021)	Principal Financial Group* Senior Director – Fund Accounting (since 2024) Director – Fund Accounting (2016-2024)
Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2016)	Principal Financial Group* Vice President and Treasurer (since 2016)
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Controller (since 2021)	Principal Financial Group* Senior Director – Fund Administration (since 2024) Director – Accounting (2020-2024) Assistant Director – Accounting (2017-2020)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2018-2023)	Principal Financial Group* Counsel (since 2018)
Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Principal Financial Group* Director – Compliance (since 2024) Chief Compliance Officer/AML Officer (2015-2024)
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Controller (since 2021)	Principal Financial Group* Senior Director – Fund Tax (since 2024) Director – Accounting (2019-2024) ALPS Fund Services Tax Manager (2011-2019)
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2022-2023)	Principal Financial Group* Counsel (since 2022) The Northern Trust Company Vice President (2019-2022)
Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Principal Financial Group* Managing Director – Global Fund Ops (since 2021) Director – Accounting (2015-2021)
Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018)	Principal Financial Group* Chief Compliance Officer – Funds (since 2018) Vice President (since 2015)

FUND OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2021)	Principal Financial Group* Assistant Vice President and Actuary (since 2021) Chief Financial Officer – Funds/Platforms (2015-2021)
Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Vice President and Assistant General Counsel (since 2023) Assistant Secretary (since 2022) Assistant Counsel (2006-2023)	Principal Financial Group* Assistant General Counsel (since 2018)
John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2019-2023)	Principal Financial Group* Assistant General Counsel (since 2023) Counsel (2019-2023)
Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)	Principal Financial Group* Assistant Vice President – Treasury (since 2013)
Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Principal Financial Group* Director and Secretary – Funds (since 2007)
Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Principal Financial Group* Assistant General Counsel (since 2023) Counsel (2015-2023)
*The reference to Principal Financial Group includes positions held by the Interested Trustee / Fund Officer, including as an officer, employee, and/or director, with affiliates or subsidiaries of Principal Financial Group. The titles set forth in this Proxy Statement are each Interested Trustee's / Fund Officer’s title with Principal Workforce, LLC, an affiliated entity of PGI that is the statutory employer of the Fund's current Interested Trustees, the Interested Trustee Nominee, and Fund Officers.
Leadership Structure and Board of Trustees
The Fund’s Board has overall responsibility for overseeing the Fund’s operations in accordance with the 1940 Act, other applicable laws, and the Fund's Amended and Restated Agreement and Declaration of Trust. Each Nominee currently serves on the Board of Trustees of PPCF. If the Nominees are elected to the Fund's Board, it is expected that the Board would adopt the same leadership structure as the Board of Trustees of PPCF.
Each Nominee, if elected, would serve as a Trustee until the next annual meeting of Fund shareholders or until such member’s earlier death, resignation, or removal. Trustees elect officers to supervise the day-to-day operations of the Fund, and those officers serve at the pleasure of the Board. It is anticipated that the Nominees, if elected as Fund Trustees, would appoint the same officers to the Fund that serve in the same capacities to PPCF.
The Nominees, if elected, would meet in regularly scheduled meetings throughout the year. Board meetings may occur in-person, by telephone, or virtually. In addition, following the election of the Nominees, the Board may hold special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Independent Trustees would also meet annually to consider renewal of advisory contracts.
It is anticipated that the Chair of the Board will be an interested person of the Fund. In addition, it is anticipated that the Independent Trustees will appoint a lead Independent Trustee whose role will be to review and approve, with the Chair, each Board meeting's agenda and to facilitate communication between and among the Fund's Independent Trustees, management, and the full Board. This leadership structure is appropriate for the Fund given its characteristics and circumstances, including its asset classes, net assets, and distribution arrangements. The appropriateness of this structure is enhanced by the anticipated establishment and allocation of responsibilities among the Committees, which are described below and will report their activities to the Board on a regular basis.

Each Nominee has significant prior senior management, strategic, financial, regulatory, and/or investment experience. The following is a summary of the experience, qualifications, attributes, and skills of each Nominee. Nominees are selected based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, a commitment to the interests of shareholders, and, for each Independent Trustee nominee, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the Board's diversity. Below is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Trustee. The information in this section should not be understood to mean that any of the Nominees is an "expert" within the meaning of the federal securities laws.
Independent Trustees Nominees
Danielle E. Davis. Ms. Davis has served as an Independent Trustee and Chair of the Nominating and Governance Committee of PPCF since 2024. Since 2022, Ms. Davis has served as the Head of Corporate Development Strategy of Chainalysis. She served as the Managing Director - Chief Mergers and Acquisitions Counsel of IHS Markit from 2018 to 2022; Associate General Counsel of Nielsen from 2015 to 2018; and Business and Finance Associate for Morgan, Lewis & Bockius LLP from 2011 to 2015. Through her education and employment experience, Ms. Davis is experienced with strategic, financial, regulatory, and investment matters.
Shane C. Goodwin. Mr. Goodwin has served as an Independent Trustee and Chair of the Audit Committee of PPCF since 2024. Since 2018, Mr. Goodwin has served as the Associate Dean, Graduate Programs and Executive Education Professor of Practice, Department of Finance for the Southern Methodist University Cox School of Business. He also serves as the Managing Director, Head of the Applied Corporate Governance Institute for The Center for Global Enterprise since 2016. Mr. Goodwin served as the Senior Fellow and Project Director for Columbia Law School and Columbia Business School from 2016 to 2018; as Managing Director, Head of Investment Banking for Wells Fargo Securities from 2010 to 2015; and Senior Investment Banking Executive for Goldman, Sachs & Co. from 2006 to 2009. Through his education and employment experience, Mr. Goodwin is experienced with strategic, financial, regulatory, and investment matters.
James E. Stueve. Mr. Stueve has served as an Independent Trustee and Lead Independent Trustee of PPCF since 2024. Since 2017, Mr. Stueve has been the owner of Stueve Insights LLC. Mr. Stueve served as Executive Vice President of AIG Financial Distributors/Corebridge Financial from 2018 to 2023; President of Ridgeworth Investments from 2007 to 2017; and Executive Vice President of AIM Investments/Invesco from 1993 to 2007. He served as a trustee of Angel Oak Funds Trust from 2018 to 2019. Through his education, employment, and board experience, Mr. Stueve is experienced with strategic, financial, regulatory, and investment matters.
Interested Trustee Nominee
Barbara Wenig. Ms. Wenig has served as Chair, President and Chief Executive Officer of PPCF since 2024. She has also served as Executive Managing Director - Global Head of Operations and Services for Principal® Asset Management since 2021, when she joined Principal®. From 2018 to 2021, Ms. Wenig served as the Head of Client Platform for Neuberger Berman. Through her education and experience, Ms. Wenig is experienced with financial, marketing, regulatory, and investment matters.
Risk Oversight
If the Nominees are elected, risk oversight will form part of the Board's general oversight of the Fund and will be addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, will interact with and review reports from, among others, Fund management, sub-advisors, the Fund's Chief Compliance Officer, the independent registered public accounting firm for the Fund, and internal auditors for PGI or its affiliates, as appropriate, regarding risks faced by the Fund. The Board, with the assistance of Fund management and PGI, will review investment policies and risks in connection with its review of the Fund's performance. The Board will appoint a Chief Compliance Officer who will oversee the implementation and testing of the Fund's compliance program and report to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund's advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board of the Fund has designated PGI as the Fund's Valuation Designee, as permitted by SEC Rule 2a-5 under the 1940 Act, where PGI is responsible for the day-to-day valuation and oversight responsibilities of the Fund. PGI has established a Valuation Committee to fulfill its oversight responsibilities as the Fund's Valuation Designee.

Board Committees
The Fund's Board currently has five Committees--an Audit Committee, a Nominating and Governance Committee, an Operations Committee, a 15(c) Committee, and an Executive Committee. It is anticipated that the Nominees, if elected to the Fund's Board, will amend the Committee structure of the Fund's Board to match the committee structure of PPCF, the other PGI-sponsored registered closed-end interval fund that the Nominees currently oversee as Trustees. PPCF currently has an Audit Committee and a Nominating and Governance Committee. It is anticipated that the members of each Committee will be Danielle E. Davis, Shane C. Goodwin, and James E. Stueve, constituting all Independent Trustees. It is also anticipated that Shane C. Goodwin will serve as the Audit Committee Financial Expert.
Audit Committee
The Audit Committee's primary purpose is to assist the Board by serving as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control systems, as well as the work of the Fund's independent registered public accounting firm. The Committee assists Board oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with certain legal and regulatory requirements; (3) the independent registered public accounting firm's qualifications and independence; and (4) the performance of the Fund's independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, PGI's internal auditors, Fund management, and the Board.
A copy of the Fund's Audit Committee Charter is included as Appendix B to this Proxy Statement. If the Independent Trustee Nominees are elected to the Fund's Board, it is expected that they will replace this Charter with the Audit Committee Charter of PPCF. There are no materials differences between the two Audit Committee Charters.
Nominating and Governance Committee
The Nominating and Governance Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees. The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee's nominating functions include selecting and nominating independent Trustee candidates for election to the Board. Generally, the Committee requests nominee suggestions from the Board and management. In addition, the Committee considers candidates recommended by Fund shareholders. Recommendations should be submitted in writing to the Fund Secretary, in care of the Fund, 711 High Street, Des Moines, IA 50392. Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto. The charter of PPCF's Nominating and Governance Committee, which is expected to be adopted for the Fund's Nominating and Governance Committee if the Independent Trustee Nominees are elected to the Fund's Board, can be found at https://brandassets.principal.com/m/62ba87c8c68bda08/original/Principal-Private-Credit-Fund-Nominating-Governance-Committee-Charter.pdf. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of the Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of trustees; whether the nominee is an “interested person” of the Fund as defined in the 1940 Act; and the written consent of the nominee to be named as a nominee and serve as a trustee if elected.
When evaluating a potential nominee for Independent Trustee, the Committee may consider, among other factors: potential term of service; educational background; relevant business and industry experience; whether the person is an "interested person" of the Funds as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Trustee. In addition, the Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Trustees and would contribute to the diversity of the Board. The Committee meets with nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.

Board and Committee Meetings
The current Board of Trustees held the following Board and Board committee meetings during the fiscal year ended March 31, 2024:

Board/Committee	Number of Meetings during March 31, 2024 Fiscal Year
Board of Trustees	8
Audit Committee	9
Executive Committee	None
Nominating and Governance Committee	5
Operations Committee	4
15(c) Committee	6
For the Fund's fiscal year ended March 31, 2024, each then-serving Trustee attended at least 75% of the aggregate number of meetings of the Board and of each Board committee on which the Trustee served, held during the time the Trustee was a member of the Board.
The Fund does not currently have a formal policy regarding Trustee attendance at shareholders’ meetings. The Fund did hold a shareholders’ meeting at which Trustees were elected during its fiscal year ended March 31, 2024. That shareholder meeting was held on April 26, 2023. The Trustees that were nominated for election at that shareholder meeting did not attend the shareholder meeting.
It is unlikely that the Nominees, if elected to serve as Fund Trustees, will form immediately an Executive Committee, an Operations Committee, or a 15(c) Committee. That said, following the election of the Nominees, the Fund's Board will undertake to perform the oversight responsibilities that these current Committees perform. The Board may determine to create additional committees as it deems appropriate to fulfill its oversight responsibilities.
Compensation
None of the Nominees has served as a Trustee of the Fund. Therefore, none of the Nominees has received compensation from the Fund. In addition, as of the Fund's fiscal year end of March 31, 2024, the Nominees have not received compensation from any other registered investment company sponsored by PGI, including PPCF. Each Independent Trustee Nominee who takes office with the Board will be paid by the Fund as a Trustee. If the Nominees are elected and take office, the Board may establish a new compensation schedule for its Independent Trustees. The new compensation schedule for the Fund's Independent Trustees may take into account their services provided to other registered investment companies overseen by those Trustees.
In addition, it is anticipated that the Board will consider an annual proposal to reimburse PGI for certain expenses, including a portion of the compensation of the Fund's Chief Compliance Officer (the "CCO"). If that proposal is adopted, a portion of the CCO's compensation would be allocated across the Fund and the other PGI-sponsored registered investment companies for which the CCO serves as the Chief Compliance Officer. During the last fiscal year, there was no Fund officer that received more than $60,000 in aggregate compensation from the Fund.
Share Ownership
As of June 30, 2024, none of the Nominees owned shares in either the Fund or PPCF.
Required Vote
The shareholders of the Fund and all share classes will vote together on the election of Trustees. The affirmative vote of a plurality of the shares voted at the Meeting at which a quorum is present is required for the election of a Nominee as Fund Trustee. If one or more Nominee(s) for Trustee are not elected, the Board will determine what action, if any, should be taken.
The Board of Trustees recommends that shareholders vote “For” each Nominee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as the independent registered public accounting firm for the Fund for its fiscal year ending March 31, 2024 and served as such for the last two fiscal years of the Fund. The independent registered public accounting firm audits annual financial statements for the Fund and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are expected to be present at the Meeting, have been given the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.
The Audit Committee of the Board (the “Audit Committee”) has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the “independent auditor”).
* * *
Policy on Auditor Independence
The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Boards of Trustees of Principal Exchange-Traded Funds and any registered closed-end management investment company that is operated as an interval fund and managed by Principal Global Investors, LLC1 (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.
1.The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:
•Services that are subject to audit procedure during a financial statement audit;
•Services where the auditor would act on behalf of management;
•Services where the auditor is an advocate to the client's position in an adversarial proceeding;
•Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
•Financial information systems design and implementation;
•Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•Actuarial services;
•Internal audit functions or human resources;
•Broker or dealer, investment advisor, or investment banking services;
•Legal services and expert services unrelated to the audit;
•Tax planning services related to listed, confidential and aggressive transactions;
•Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
•Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible; and
•Any other service that the International Ethics Standards Board for Accountants (IESBA) determines, by regulation, is impermissible.1

1 The first such interval fund is the Principal Real Asset Fund; Management, subject to Board approval, may create others, each of which would be formed as a separate trust.

2.(A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:
Each quarter, Management will present to the Committee for pre-approval and pre-concurrence a detailed description of each particular service, excluding tax services, for which pre-approval and pre-concurrence is sought, and the corresponding range of fees for such service. The Committee may delegate pre-approval and pre-concurrence authority to one or more of its members provided such delegated member(s) shall present a report of any services so pre-approved and pre-concurred to the full Committee at its next regularly scheduled meeting. The Committee Chairperson is presently so appointed pursuant to this policy, and shall have pre-approval and pre-concurrence authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.
Similarly, the primary independent auditor will present to the Committee for pre- approval and pre-concurrence a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.
In considering whether to grant pre-approval and pre-concurrence with respect to the primary independent auditor’s provision of non-audit services, the Committee (or the delegated member(s), as applicable) will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee (or the delegated member(s), as applicable) will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.
3.The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds as well as any controlled subsidiary.
4.Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.
5.The Committee shall monitor that the lead (or coordinating) audit partners, as well as the reviewing audit partner, of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other audit partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.
6.Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7.For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers or otherwise “interested persons” (as defined in the Investment Company Act of 1940) of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
8.The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.
* * *
The Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Audit Fees. Ernst & Young has audited the financial statements of the Fund and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
March 31, 2024 — $110,406
March 31, 2023 — $105,000
Audit-Related Fees. Ernst & Young provided audit-related services to the Fund that are not included under “Audit Fees” above. These services related to the review of Form N-2. During the last two fiscal years, Ernst & Young has billed the following amounts for those services.
March 31, 2024 — $0
March 31, 2023 — $0
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
Tax Fees. Ernst & Young prepares and reviews the federal income tax returns and federal excise tax returns of the Fund. In connection with this service, Ernst & Young prepares and reviews the calculation of the Fund's dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries and services to determine the taxability of corporate actions.
During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
March 31, 2024 — $14,694
March 31, 2023 — $11,539
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
All Other Fees. Ernst & Young has not billed to the Fund for other products or services during the last two fiscal years.
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
The aggregate non-audit fees Ernst & Young billed to the Fund, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Fund for each of its last two fiscal years were as follows.
March 31, 2024 — $244,814
March 31, 2023 — $196,749

PROPOSAL 2
APPROVAL OF AN AMENDED AND RESTATED SUB-ADVISORY AGREEMENT WITH
PRINCIPAL GLOBAL INVESTORS, LLC
At its meeting on June 12, 2024, the Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of Fund (the “Independent Trustees”), approved an amended and restated sub-advisory agreement between PGI and Principal Real Estate Investors, LLC (“Principal-REI”), appointing Principal-REI as a sub-advisor to the Fund’s actively managed investment sleeve dedicated to listed infrastructure equities (the “Sleeve”), which is expected to approximate, under normal circumstances, 9% of the Fund’s assets. If the Fund's shareholders approve the amended and restated sub-advisory agreement with Principal-REI under this proposal, the amended and restated agreement is expected to become effective on or about August 1, 2024.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in real assets and real asset companies. Real assets include, without limitation, investments related to real estate, agriculture, infrastructure, energy, natural resources, and timber. Real asset companies include companies that primarily own, explore, mine, process, or otherwise develop real assets. The Fund invests in real assets and real asset companies directly, and indirectly through other entities, including private institutional investment funds that pursue these strategies.
In managing the Fund, PGI determines the Fund's strategic asset allocation among strategies that are executed by PGI and multiple sub-advisors. The Fund’s current sub-advisors are Principal-REI and ClearBridge Investments (North America) Pty Limited (“ClearBridge”). Principal-REI, the proposed sub-advisor to the Sleeve, currently manages an investment sleeve of the Fund dedicated to global real estate securities. ClearBridge manages the current investment sleeve of the Fund dedicated to global listed infrastructure equities. The sub-advisory agreements with Principal-REI (dated June 25, 2019) and ClearBridge (dated July 31, 2020) were most recently approved for renewal by the Board (including a majority of the Independent Trustees) on September 13, 2023, in connection with the Board's annual review and continuance of such agreements.
PGI recommended replacing ClearBridge with Principal-REI as sub-advisor for the investment sleeve of the Fund dedicated to listed infrastructure equities. PGI proposed this replacement to provide greater stability of benchmark-relative returns within the Fund’s public exposures. The portfolio management team believes a more benchmark-aware portfolio construction process will help drive consistent alpha with attractive capture ratios. Principal-REI’s composite performance in managing listed infrastructure equities compared favorably to ClearBridge’s historical performance in managing the Fund’s listed infrastructure equities, on a gross and net-of-fees basis, for one- and three-year periods (as of March 31, 2024). As a result of this potential replacement, Principal-REI would manage, under normal circumstances, approximately 9% of the Fund's assets that would be dedicated to the Sleeve. For the reasons discussed above, PGI believes that the Fund's shareholders will benefit by replacing ClearBridge with Principal-REI as sub-advisor to the Fund’s listed infrastructure equities sleeve. Principal-REI, in its management of the Sleeve, will consider sustainability criteria when making investment decisions. Sustainable investing, however, will not be considered a principal investment strategy of the Fund.
Approval of the amended and restated sub-advisory agreement with Principal-REI will not result in an increase in the management fees that the Fund pays to PGI as investment advisor.
The Amended and Restated Sub-Advisory Agreement
Except with respect to the Sleeve, the compensation, as described below, and its term, the provisions of the amended and restated sub-advisory agreement with Principal-REI are the same in all material respects as those of the current sub-advisory agreement with Principal-REI for the Fund. A summary of the material terms of the agreements follows. This summary is qualified in its entirety by reference to the form of the amended and restated sub-advisory agreement attached as Appendix C to this Proxy Statement.
Under the proposed amended and restated sub-advisory agreement, as with the current sub-advisory agreement with Principal-REI, with respect to the portion of the Fund's assets allocated to Principal-REI's management, Principal-REI will, among other things:
(1)provide investment advisory services to the Fund, including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objective, investment policies and restrictions;
(2)place orders for the purchase and sale of the Fund’s portfolio securities;

(3)provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;
(4)advise and assist the Fund's officers in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of the Fund; and
(5)provide periodic reports regarding the investment services provided to the Fund.
Compensation. Sub-advisory fees are paid by PGI out of the management fee the Fund pays to PGI and are not an additional charge to the Fund. Under the proposed amended and restated sub-advisory agreement with Principal-REI, PGI will pay Principal-REI a fee with respect to the Sleeve. The fee schedule under the proposed amended and restated sub-advisory agreement for the Sleeve with Principal-REI is set forth below. When calculating Principal-REI's sub-advisory fee under this fee schedule, the assets Principal-REI manages for the Fund will be aggregated with other assets Principal-REI manages as set forth in Appendix A to the form of the proposed amended and restated sub-advisory agreement attached as Appendix C to this Proxy Statement.

Sub-Advisor's Fee as a Percentage of Prior Month End Assets
Principal Real Asset Fund – Sleeve
First $500 million	0.34%
Over $500 million	0.32%
The appointment of Principal-REI to manage the Sleeve is expected to benefit PGI by increasing, with respect to the assets of the Fund, the amount of the management fees that are retained by PGI and its affiliates rather than being paid to an unaffiliated sub-advisor. This arrangement, therefore, may be viewed as presenting a conflict of interest because PGI will be allocating assets to Principal-REI, an affiliated sub-advisor, instead of an unaffiliated sub-advisor. In approving the amended and restated sub-advisory agreement with Principal-REI, the Board, including the Independent Trustees, considered potential conflicts of interest and that PGI has a fiduciary duty to act in the best interests of the Fund.
Principal-REI
Principal-REI is an indirect, wholly owned subsidiary of Principal Financial Group, Inc. Principal-REI was founded in 2000 and manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors. Principal-REI's headquarters are located at 711 High Street, Des Moines, IA 50392. Principal-REI is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.
Management of Principal-REI. Set forth below are the names and principal occupations of the principal executive officers and directors of Principal-REI. The address of each such person is 711 High Street, Des Moines, IA 50392.

Name	Position with Principal-REI
Todd E. Everett	Executive Managing Director – Global Head of Private Markets, Principal Asset Management
Patricia A. Bailey	Senior Managing Director & COO – Real Estate
Marc Peterson	Chief Investment Officer – CMBS
Kelly D. Rush	Chief Investment Officer - Global Real Estate Securities
Kamal Bhatia	President & CEO - Principal Asset Management
Jill M. Hittner	Executive Managing Director - CFO, Principal Asset Management
Similar Investment Companies Advised by Principal-REI. Principal-REI currently acts as investment advisor to the following registered investment company having a similar investment objective as that of the Fund’s Sleeve, which will be managed by Principal-REI.

Fund	Size*	Fee**
Global Sustainable Listed Infrastructure Fund	$16,613,000	0.34%
*Approximate fund size as of February 29, 2024.
** Annual fee rate based on net assets of the fund.

Fees Paid to Principal-REI. PGI paid Principal-REI sub-advisory fees of approximately $81,777 for the fiscal year ended March 31, 2024 with respect to the Fund.
Payments to Affiliates. Principal-REI is an affiliate of PGI and PFD. For the fiscal year ended March 31, 2024, the Fund paid PGI management fees (net of management fee waivers) of approximately $1,403,000 and PFD Rule 12b-1 distribution fees of approximately $2,170. For the fiscal year ended March 31, 2024, underwriting fees of $746 were paid to PFD. For the fiscal year ended March 31, 2024, the Fund did not pay any brokerage commissions to brokers affiliated with PGI or sub-advisors of the Fund.
Board Evaluation of the Amended and Restated Sub-Advisory Agreement
On June 12, 2024, the Board considered for the Fund the approval of an amended and restated sub-advisory agreement between PGI and Principal-REI with respect to the global listed infrastructure equities sleeve of the Fund.
As part of its review process, the Board reviewed materials received from PGI regarding Principal-REI. Prior to approval, the Independent Trustees met independently of management and of the interested trustees to consider the amended and restated sub-advisory agreement.
Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the amended and restated sub-advisory agreement and, accordingly, approved the amended and restated sub-advisory agreement. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.
The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the amended and restated sub-advisory agreement.
Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of the services to be provided under the amended and restated sub-advisory agreement. The Board considered the reputation, qualifications and background of Principal-REI, the investment approach of Principal-REI, the experience and skills of Principal-REI’s investment personnel who would be responsible for the day-to-day management of the Fund and the resources made available to such personnel. The Board noted that Principal-REI currently provides sub-advisory services to other investment sleeves of the Fund and to seven other Principal Funds (i.e., series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds (“PETF”)), and in particular one series of PETF that is managed in the proposed investment strategy for the global listed infrastructure equities sleeve of the Fund, all of which are also overseen by the Trustees, and that the Board had reviewed and had approved for renewal those sub-advisory agreements at its September 2023 Board meeting. In addition, the Board considered PGI’s program for recommending, monitoring and replacing sub-advisors and that PGI recommended Principal-REI based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by Principal-REI to the Fund under the amended and restated sub-advisory agreement are expected to be satisfactory.
Investment Performance. The Board reviewed the historical one‑year and three-year performance returns, gross and net of proposed fees, as of March 31, 2024 of Principal-REI in a composite managed in the proposed investment strategy for the global listed infrastructure equities sleeve of the Fund that Principal-REI is proposed to manage, as compared to historical performance returns, gross and net of fees, of the current sub-advisor to that investment sleeve; a relevant benchmark index for the sleeve; and a relevant Morningstar category. The Board concluded, based upon the information provided, that Principal-REI is qualified.
Fees, Economies of Scale and Profitability. The Board considered the proposed sub-advisory fee, noting that PGI compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the amended and restated sub-advisory agreement. The Board noted that the proposed sub-advisory fee schedule includes a breakpoint and provides for a lower effective sub-advisory fee rate at current asset levels than the sub-advisory fee schedule of the current sub-advisor to the global listed infrastructure equities sleeve of the Fund. The Board noted that Principal-REI has advised that for all other clients it does not receive a lower fee for this strategy with the exception of one advisory client, and the Board considered Principal-REI’s explanation of that arrangement. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee schedule was reasonable.

Other Benefits. The Board also considered the character and amount of other fall-out benefits to be received by Principal-REI. The Board noted Principal-REI’s statement that soft dollars will be utilized for Section 28(e)-eligible products and services.
Overall Conclusions. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the amended and restated sub-advisory agreement are fair and reasonable and that approval of the amended and restated sub-advisory agreement is in the best interests of the Fund. Accordingly, the Board recommended that shareholders approve the amended and restated sub-advisory agreement.
OTHER MATTERS
The Fund does not know of any matters to be presented at the Meeting other than the proposal described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
The Fund is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Fund commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. The Fund has adopted procedures by which shareholders may recommend nominees to the Fund's Board. A copy of the Fund's current procedures can be found in the Nominating and Governance Committee Charter at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP. There is no guarantee that the Board will approve the inclusion of a timely received shareholder proposal or Trustee nominee for consideration at a shareholder meeting.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll free at 1-800-222-5852 or by writing to the Fund at Principal Real Asset Fund, P.O. Box 219971, Kansas City, MO 64121-9971. The Fund will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF TRUSTEES
July __, 2024
Des Moines, Iowa
_________________
It is important that proxies be returned promptly.
Therefore, you are urged to complete, sign, date, and return the proxy card(s) in the enclosed envelope or give your proxy by telephone or Internet promptly.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote for each class of shares of the Fund.

Share Class	Shares Outstanding

[TO BE UPDATED]

As of the Record Date, Trustees and officers of the Fund together owned beneficially less than 1% of the outstanding shares of any class of shares of the Fund.
As of the Record Date, the following persons owned of record, or were known by the Fund to own beneficially, 5% or more of the outstanding shares of any class of shares of the Fund.

Share Class	Percent of Ownership	Number of Shares	Name and Address Owner

[TO BE UPDATED]

A-1

APPENDIX B
PRINCIPAL FUNDS1
Audit Committee Charter (Amended March 13, 2024)
This charter sets forth the purpose, operating guidelines and responsibilities of the Audit Committee (the “Committee”) of the Boards of Directors/Trustees of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.
Purpose
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, valuation policies and procedures2, financial reporting and internal control systems, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with certain legal and regulatory requirements;3 (3) the independent registered public accounting firm’s qualifications and independence; (4) the performance of the Funds’ independent registered public accounting firm; and (5) the valuation process for the Funds. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, the Manager’s internal auditors, Fund management, and the Board.
The Committee’s role is limited to oversight. PGI is responsible for preparing the Funds’ financial statements in accordance with generally accepted accounting principles, determining appropriate valuations, and for establishing and maintaining appropriate systems for accounting, financial reporting and internal control over financial reporting. The independent registered public accounting firm is responsible for conducting an audit of the Funds’ financial statements in accordance with applicable legal and professional standards, including the standards set by the Public Company Accounting Oversight Board.
Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accounting firm. The independent registered public accounting firm is ultimately accountable to the Funds’ Board and the Committee.
Operating Guidelines
The Board shall appoint the members of the Committee and the Committee’s Chair. Members of the Committee may not be interested persons of the Funds, as defined in the Investment Company Act of 1940, as amended. The number of Committee members shall satisfy each of the securities exchanges on which the Funds offers shares. In addition, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any affiliate of the Funds.
Each member of the Committee shall be financially literate, as such qualification is interpreted by the Funds’ Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board will determine whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.
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1    Includes Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Exchange-Traded Funds, and any registered closed-end investment company operated as an interval fund and managed by Principal Global Investors, LLC.
2    Principal Global Investors, LLC (“PGI”) is the Funds’ valuation designee pursuant to SEC Rule 2a-5. Accordingly, this responsibility includes monitoring PGI’s valuation policies and procedures applicable to the Funds.
3    The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set forth in this charter.

There shall be four regular meetings of the Committee each year. In conjunction with these meetings, the Committee shall meet in private executive sessions. The Committee or its Chair may call additional meetings as each deems appropriate. The Committee shall meet periodically, in separate executive sessions, with representatives of Fund Management, the Manager’s internal auditors and the Funds’ independent registered public accounting firm. The Committee may also request to meet with internal legal counsel and compliance personnel of the Manager and with personnel of entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.
Except as provided by law, the following provisions shall govern the conduct of Committee meetings:
•Notice. Notice shall be given as provided for meetings of the Board of Directors/Trustees of the Principal Funds.
•Quorum. At any Committee meeting a majority of the Committee members shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.
•Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.
•Action by Written Consent. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing or by electronic transmission and such consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.
•Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.
•Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.
Responsibilities
The Responsibilities of the Committee include, but are not limited to, the following:
Overseeing Valuation Process:
•Review and approve modifications to the Funds’ and their valuation designee’s valuation policies and procedures, as applicable.
•Review activities of the Valuation committee.
•Review Money Market Fund oversight including discretionary liquidity fee determinations by PGI for PFI – Money Market Fund.
•Review PGI’s annual assessment of fair value adequacy and effectiveness and PGI’s annual review of discretionary liquidity fee policy and procedures for PFI – Money Market Fund.
•Review NAV error reports, and errors/omissions reports.
•Review the fair valuation process.
Overseeing Financial Reporting Process:
•Review with Fund management and the independent registered public accounting firm, the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting.
•Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.
•Oversee the compliance with the Funds’ Code of Ethics for Principal Executive and Senior Financial Officers and consider changes prior to presentation for Board approval.

•Review after fiscal year end, prior to the filing of the Funds’ annual financial statements, a report from the independent registered public accounting firm on:
•All critical accounting policies and practices to be used;
•All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm;
•Other material written communications between the independent registered public accounting firm and Fund management including any audit problems or difficulties and management’s response, the management representation letter or schedule of unadjusted differences, if any; and
•All non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.
Monitoring System of Internal Controls:
•Review with Fund management and the independent registered public accounting firm their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.
•Review with the Manager’s internal auditors any findings or recommendations related to the Funds’ systems for accounting, valuation, financial reporting and internal controls and Fund management’s response.
•Receive and review a report from the Manager’s internal auditors regarding any complaints on accounting, valuation, auditing and internal control matters.
•Receive and review information from the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer regarding any complaints concerning questionable accounting, valuation, internal accounting controls, audit matters, or fund accounting matters made through the Principal Financial Group’s “whistleblower” procedures by employees of the Funds or the investment advisor, sub-advisors, administrators, principal underwriters, or any other provider of accounting related services for the Funds. Principal Financial Group’s whistleblower procedures are intended to empower employees and others to confidentially and anonymously report any unethical employee behavior, and those procedures will be used to facilitate the identification by the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer of complaint information for the Audit Committee’s review.
•Review with the Funds’ principal executive officer and/or principal financial officer, in connection with the required certifications on Form N-CSR, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting.
•Review the Manager’s internal audit function, including its audit plans, staffing and explanations for any deviations from plans.
•Review PGI’s valuation risk matrix for the Funds at least annually in addition to other reports required by SEC Rule 2a-5.

Overseeing the Engagement and Performance of the Funds’ Independent Registered Public Accounting Firm:
•Following evaluation, approve and recommend to the Board, the appointment, retention or termination of any independent registered public accounting firm employed by the Funds and approve the fees and other compensation to be paid to such independent registered public accounting firm.
•Meet with the Funds’ independent registered public accounting firm, including private meetings, as necessary, to: (i) review the arrangements for the annual audit and any other audits or non-audit services; (ii) discuss any matters of concern brought to its attention relating to the Funds’ financial statements, including any proposed adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) consider the independent registered public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review with management and the independent registered public accounting firm the annual financial statements, including a discussion with the independent registered public accounting firm of matters required by professional standards and (v) review the form of opinion the independent registered public accounting firm proposes to render to the Board.
•Receive and evaluate on a periodic basis the formal written disclosures and letters from the independent registered public accounting firm as required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526.3
•Set policies relating to the hiring by entities within the Fund complex of employees or former employees of the independent registered public accounting firm.
•Obtain and review a report by the independent registered public accounting firm, at least annually, describing any material issues raised by the most recent PCAOB review of the independent registered public accounting firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm.
•Review and pre-approve all services, including all audit and non-audit services, performed by the Funds’ independent registered public accounting firm for the Funds.
•Review and pre-approve all non-audit services performed by the Funds’ independent registered public accounting firm for the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ independent registered public accounting firm to provide any of these non-audit services.
•Consider the controls applied by the independent registered public accounting firm in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
•Review annual audit plans of the independent registered public accounting firm for the Funds.
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4    PCAOB Rule 3526 generally requires, among other things, that an auditor: (i) describe to the Committee, in writing, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence; (ii) discuss with the Committee the potential effects of the relationships described in (i) on the independence of the registered public accounting firm; (iii) affirm to the Committee, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with PCAOB Rule 3520; and (iv) document the substance of its discussion with the Committee.

Other Responsibilities
•Report activities to the Boards of Directors/Trustees on a regular basis.
•Conduct an annual self-evaluation.
•Maintain communication with counsel for independent directors/trustees.
•Investigate any other matter brought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.
•Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.
Funding
The Committee shall receive appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent registered public accounting firm for approved audit or non-audit services for the Funds; (ii) compensation to any legal, accounting or other experts or consultants retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

APPENDIX C
PRINCIPAL REAL ASSET FUND
FORM OF
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
PRINCIPAL REAL ESTATE INVESTORS, LLC
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (the “Agreement”) to be effective as of August 1, 2024 by and between PRINCIPAL GLOBAL INVESTORS, LLC, a Delaware limited liability company (the “Manager”), and PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company (the “Sub-Advisor”).
W I T N E S S E T H:
WHEREAS, the Manager is the manager and investment advisor to the Principal Real Asset Fund, formerly the Principal Diversified Select Real Asset Fund (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Manager desires to retain the Sub-Advisor to render discretionary investment advisory services for all or a portion of the assets of the Fund, which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and
WHEREAS, the Manager and the Sub-Advisor agree to amend and restate the Sub-Advisory Agreement between the Manager and the Sub-Advisor dated January 1, 2024 with this Agreement; and
WHEREAS, the Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:
(a)Management Agreement (the “Management Agreement”) with the Fund;
(b)The Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);
(c)The Fund’s Agreement and Declaration of Trust and By-laws; and
(d)Policies, procedures or instructions adopted or approved by the Board of Trustees of the Fund relating to obligations and services to be provided by the Sub-Advisor.
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:
1.Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of the Fund as may be allocated to the Sub-Advisor by the Manager, from time to time (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.
2.Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:
(a)Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of the Fund. The Sub-Advisor’s responsibility in providing advice to the Fund is limited to the discrete portion of the Fund’s portfolio represented by the Allocated Assets.

(b)Provide information and assistance to the Manager related to the recommended investment program for the Fund consistent with the Fund’s investment objective and policies and any specific criteria applicable to the Allocated Assets, so the Manager may furnish such information to the Board of Trustees of the Fund (or any appropriate committee of such Board) for approval and/or review, and update such information from time to time as conditions require.
(c)Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities and other permitted investment instruments without prior consultation with the Manager and without regard to the length of time the securities or other permitted investment instruments have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Agreement and Declaration of Trust and By-laws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.
(d)Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Fund.
(e)Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Fund’s investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information and any specific criteria applicable to the Allocated Assets.
(f)Report to the Board of Trustees of the Fund at such times and in such detail as the Board of Trustees may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Fund (and any specific criteria applicable to the Allocated Assets) are being observed.
(g)Upon request, provide assistance and recommendations for the determination of the fair value of certain securities and other investment instruments when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Trustees. Further, the Sub-Advisor will provide security and foreign exchange trade details to the Manager so that the effects of all securities trades entered into by or for the Fund are included in the appropriate day’s end of day net asset value.  Sub-Advisor must also communicate all trade amendments, cancellations or re-books accurately and timely to be included in the daily net asset value of the Fund.  Rule 2a-4 of the 1940 Act permits registered investment companies to record security transactions as of one day after the trade date for purposes of determining net asset value.
(h)Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Fund.
(i)Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers, financial counterparties including swap counterparties and futures commission merchants (“broker-dealers”); select broker-dealers to effect all transactions for the Fund, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers); and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Trustees providing such information as the number of aggregated trades to which the Fund was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Fund at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Fund except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.
(j)Section 871(m) Transactions: Sub-Advisor shall not on behalf of the Fund enter into certain U.S. dividend equivalent payment transactions described in Section 871(m) of the U.S. Internal Revenue Code and the regulations thereunder (“871(m) Transaction”) with a foreign counterparty unless: (i) Sub-Advisor adheres to the ISDA 2015 Section 871(m) Protocol on behalf of the Fund, and (ii) the foreign counterparty to the 871(m) Transaction provides Sub-Advisor with a properly completed Form W-8IMY certifying to its status as a qualified derivatives dealer (“QDD”).
(k)Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Fund are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to the Fund.
(l)Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.
(m)From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Fund, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Trustees at the Fund’s principal place of business on due notice to review the investments of the Fund.
(n)Provide such information as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely, accurate and complete responses to all 15(c) questionnaires; timely, accurate and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance matters and a copy of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other requests from the Manager. The Sub-Advisor agrees to make available for the Manager’s review all deficiency letters issued by the SEC together with all responses given by Sub-Advisor to such letters. The Sub-Advisor will advise the Manager of any material changes in the Sub-Advisor’s ownership within a reasonable time after any such change.
(o)Vote proxies received on behalf of the Fund (with respect to the Allocated Assets) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by SEC rule.
(p)Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities and/or other investment instruments held by the Fund (with respect to the Allocated Assets).

(q)Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Fund’s compliance with Subchapter M of the Code and Section 817(h) of the Code. If it is determined by the Manager or its tax advisors that the Fund is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action with respect to the Allocated Assets (to the extent consistent with applicable law) to bring the Fund back into compliance within the time permitted under the Code.
(r)Be responsible for any filing requirements to which it or any of its affiliated persons (as defined in Section 2(a)(3) of the 1940 Act) is subject pursuant to Section 30(h) of the 1940 Act.
(s)Have the power to make, execute, acknowledge and deliver on behalf of the Fund any and all documents of transfer and conveyance and any and all other documents or instruments that may be necessary or appropriate to carry out the powers granted to it under this Agreement.
3.Prohibited Conduct
In providing the services described in this Agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Financial Group, Inc. regarding transactions for the Fund in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.
4.Compensation
As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement.
5.Liability of Sub-Advisor
Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor’s investment discretion in connection with selecting investments for the Fund or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.
6.Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery of such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5 of this Agreement, the Sub-Advisor shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors due to negligence, misfeasance, or disregard of duties of the Sub Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates. Any gains that occur due to a Trade Error shall be retained by the Fund. For purposes under this Section 6, a "Trade Error" occurs when a transaction results in an unintended, including an impermissible, result. Examples include, but are not limited to, the following:
•orders by the Sub-Advisor that result in the purchase or sale of securities or other assets that were not intended to be purchased or sold;
•orders by the Sub-Advisor that result in the purchase or sale of securities or other assets in an unintended amount, which includes price or commission rate; or
•purchases or sales of securities or other assets that violate the investment limitations or restrictions disclosed in the Fund's registration statement and/or imposed by applicable law, regulation, contract or understanding (calculated at the Sub-Advisor's portfolio level), unless otherwise agreed to in writing.
7.Supplemental Arrangements
The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Trustees of the Fund; provided, however, that entry into any such arrangements shall not relieve the Sub-Advisor of any of its obligations under this Agreement.

8.Regulation
The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.
9.Duration and Termination of This Agreement
This Agreement shall become effective with respect to the Fund as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to the Fund, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and in either event by a vote of a majority of the Board of Trustees of the Fund who are not interested persons of the Manager, Principal Financial Group, Inc., the Sub-Advisor or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.
If the shareholders of the Fund fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Allocated Assets of the Fund pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Allocated Assets of the Fund during such period is in compliance with Rule 15a-4 under the 1940 Act.
This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.
10.Amendment of this Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and by vote of a majority of the Board of Trustees of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub-Advisor, Principal Financial Group, Inc. or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.
11.General Provisions
(a)Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
(b)Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager and Sub-Advisor for this purpose shall be Principal Financial Group, 711 High Street, Des Moines, Iowa 50392-0200.
(c)The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:
1.the Sub-Advisor fails to be registered as an investment advisor under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.
2.the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

3.the Sub-Advisor becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment advisor of a registered investment company under the 1940 Act.
4.the Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.
(d)The Manager shall provide (or cause the Fund custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Fund, cash requirements and cash available for investment in the Fund, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.
(e)The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.
(f)The Manager represents, and the Sub-Advisor acknowledges, that with respect to the Fund, the Manager is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”). The Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2)(iii)(B) unless otherwise agreed to in writing.
(g)The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager.
(h)This Agreement contains the entire understanding and agreement of the parties.
(i)This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
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IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL GLOBAL INVESTORS, LLC

By:
Name:	Adam U. Shaikh
Title:	Assistant General Counsel

By:
Name:	Laura B. Latham
Title:	Counsel

PRINCIPAL REAL ESTATE INVESTORS, LLC

By:
Name:	Anne Cook
Title:	Assistant General Counsel

By:
Name:	Justin T. Lange
Title:	Chief Compliance Officer – Principal Asset Management
C-7

APPENDIX A
The Sub-Advisor shall serve as an investment sub-advisor for the Fund. The Manager will pay the Sub-Advisor as full compensation for all services provided under this Agreement, a fee, computed and paid monthly, at an annual rate as shown below of the Fund’s assets allocated to Sub-Advisor’s management.
In calculating the fee included in the “CMBS Portfolio Sleeve” table below, assets that Sub-Advisor manages for the Diversified Income Fund, a series of Principal Funds, Inc., will be combined with the assets of the Fund allocated to Sub-Advisor’s management to arrive at assets.
In calculating the fee included in the “Global Listed Infrastructure Equities Portfolio Sleeve” table below, assets that Sub-Advisor manages for the Global Sustainable Listed Infrastructure Fund, a series of Principal Funds, Inc., will be combined with the assets of the Fund allocated to Sub-Advisor’s management to arrive at assets.
In calculating the fee included in the “Global Real Estate Securities Portfolio Sleeve” table below, assets that Sub-Advisor manages for the Diversified Real Asset Fund, a series of Principal Funds, Inc., and the Principal Diversified Real Asset Collective Investment Trust, a collective investment trust maintained by Principal Global Investors Trust Company as trustee, will be combined with the assets of the Fund allocated to Sub-Advisor’s management to arrive at assets.
If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

CMBS Portfolio Sleeve
Sub-Advisor’s Fee as a Percentage of Prior Month End Assets
First $200M	0.30%
Assets over $200M	0.25%

Global Listed Infrastructure Equities Portfolio Sleeve
Sub-Advisor’s Fee as a Percentage of Prior Month End Assets
First $500M	0.34%
Assets over $500M	0.32%

Global Real Estate Securities Portfolio Sleeve
Sub-Advisor’s Fee as a Percentage of Prior Month End Assets
First $1.5B	0.47%
Assets over $1.5B	0.44%
C-7

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for the Fund

	Effective Date	Initial Term
Principal Real Asset Fund	6/25/2019	Two Years

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PRINCIPAL FINANCIAL GROUP - H208 P.O. BOX 9276 DES MOINES, IA 50306 2. Approval of an amended and restated sub-advisory agreement with Principal Real Estate Investors, LLC ("Principal-REI"). 3. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. V53542-P15869 ! ! ! THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: ! ! ! 01) Danielle E. Davis 02) Shane C. Goodwin 03) James E. Stueve 04) Barbara Wenig For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. 1. Election of Trustees Nominees for Election: For Against Abstain THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

V53543-P15869 The undersigned holder of shares of beneficial interest of the Fund hereby appoints Kamal Bhatia, Laura B. Latham, Adam U. Shaikh, John L. Sullivan and Beth C. Wilson, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 801 Grand Avenue, Des Moines, Iowa 50392 on July 31, 2024 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. PRINCIPAL REAL ASSET FUND ANNUAL MEETING OF SHAREHOLDERS July 31, 2024 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on July 31, 2024: The Notice and Proxy Statement is available at www.proxyvote.com.